CONSOLIDATED FINANCIAL STATEMENTS
Financial Guaranty Insurance Company and Subsidiaries
September 30, 2006

Financial Guaranty Insurance Company and Subsidiaries

Consolidated Financial Statements


September 30, 2006




Contents

Consolidated Balance Sheets at September 30, 2006 (Unaudited) and
 December 31, 2005		1
Consolidated Statements of Income for the Three Months and Nine Months Ended September 30, 2006
and 2005 (Unaudited)		2
Consolidated Statements of Cash Flows for the Nine  Months Ended
September 30, 2006
and 2005 (Unaudited)		3
Notes to Consolidated Financial Statements (Unaudited)		4

Financial Guaranty Insurance Company and Subsidiaries

Consolidated Balance Sheets

(Dollars in thousands, except per share amounts)

	September 30	December 31
	2006	2005
	(Unaudited)
Assets
Fixed maturity securities, available for sale, at fair value
(amortized cost of  $3,549,754 in 2006 and $3,277,291 in 2005)
$	3,549,746
	$	3,258,738

Variable interest entity fixed maturity securities, held to
maturity at amortized cost	750,000	?
Shortterm investments	159,890	159,334
Total investments	4,459,636	3,418,072

Cash and cash equivalents	55,507	45,077
Accrued investment income	49,504	42,576
Reinsurance recoverable on losses	2,126	3,271
Prepaid reinsurance premiums	143,629	110,636
Deferred policy acquisition costs	86,990	63,330
Receivable from related parties	2,546	9,539
Property and equipment, net of accumulated depreciation of $1,760 in
2006 and  $885 in 2005	2,706	3,092
Prepaid expenses and other assets	16,176	10,354
Federal income tax receivable
2,158
Total assets		$	4,818,820		$	3,708,105

Liabilities and stockholders equity
Liabilities:
Unearned premiums		$	1,323,856
$	1,201,163
Losses and loss adjustment expenses	47,700	54,812
Ceded reinsurance balances payable	8,382	1,615
Accounts payable and accrued expenses and other liabilities
35,118	36,359
Capital lease obligations	3,661	4,262
Variable interest entity floating rate notes	750,000	?
Accrued investment income  variable interest entity	1,113	?
Federal income taxes payable	18,593	?
Deferred income taxes 	61,693	42,463
Total liabilities	2,250,116	1,340,674

Stockholders equity:
Common stock, par value $1,500 per share; 10,000 shares authorized,
issued and outstanding 	15,000
15,000
Additional paidin capital	1,900,031	1,894,983
Accumulated other comprehensive loss, net of tax	3,144
(13,597)
Retained earnings	650,529	471,045
Total stockholders equity	2,568,704	$2,367,431
Total liabilities and stockholders equity		$
4,818,820		$	3,708,105

See accompanying notes to unaudited interim financial statements.

Financial Guaranty Insurance Company and Subsidiaries

Consolidated Statements of Income
(Unaudited)

(Dollars in thousands)

	Three months ended	Nine months ended
	September 30	September 30
	2006	2005	2006	2005
Revenues:
Gross premiums written		$	85,030		$
96,787		$	337,571		$	312,526
Ceded premiums written	(18,440)	(4,456)	(53,751)
(24,281)
Net premiums written	66,590	92,331	283,820	288,245
Change in net unearned premiums	(3,852)	(37,537)	(89,775)
	(118,911)
Net premiums earned	62,738	54,794	194,045	169,334

Net investment income	35,803	30,125	102,160	85,954
Net realized (losses) gains	(4)	(8)	(15)	110
Net realized and unrealized gains on credit 	derivative
contracts	1,110	272	339	272
Other income	490	130	1,532	646
Total revenues	100,137	85,313	298,061	256,316

Expenses:
Losses and loss adjustment expenses	520	20,693	(1,679)	15,016
Underwriting expenses	20,879	22,133	67,776	59,777
Policy acquisition costs deferred	(8,736)	(8,169)	(30,243)
(25,796)
Amortization of deferred policy acquisition costs	1,930	1,873
7,486	5,874
Other operating expenses	425		1,298
Total expenses	15,018	36,530	44,638	54,871

Income before income taxes	85,119	48,783	253,423	201,445
Income tax expense	21,556	9,376	63,939	48,740
Net income		$	63,563		$	39,407
$	189,484		$	152,705

See accompanying notes to unaudited interim consolidated financial statem ents.

Financial Guaranty Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows
(Unaudited)
(Dollars in thousands)
	Nine months ended
	September 30,
	2006	2005
Operating activities
Net income		$	189,484		$	152,705
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of deferred policy acquisition costs
7,486	5,874
Policy acquisition costs deferred			(30,243)
(25,796)
Depreciation of property and equipment			875	559
Amortization of fixed maturity securities			24,973
	23,284
Amortization of shortterm investments			82
Net realized (gains) losses on investments			15
(110)
Stock compensation expense			5,047	?
Change in accrued investment income, prepaid expenses and other assets
		(12,012)	(6,622)
Change in net realized and unrealized losses (gains) on credit derivative contracts
			1,504	(272)
Change in reinsurance recoverable on losses			1,145	1,159
Change in prepaid reinsurance premiums			(32,993)	(1,344)
Change in unearned premiums			122,693	120,911
Change in losses and loss adjustment expenses 			(7,112)	8,334
Change in receivable from/payable to related parties
6,993	543
Change in ceded reinsurance balances payable and accounts payable and accrued expenses and other liabilities
			3,797	1,285
Change in current federal income taxes payable			20,751	6,394
Change in deferred federal income taxes			14,083	4,091
Net cash provided by operating activities			316,568	290,995

Investing activities
Sales and maturities of fixed maturity securities
124,598	95,891
Purchases of fixed maturity securities			(418,167)
(351,501)
Purchases, sales and maturities of shortterm investments, net

Payable for securities purchased				1,405
Purchases of fixed assets			(317)	(758)
Net cash used in investing activities			(295,395)	(287,741)

Financing activities
Payment of dividends			(10,000)
Capital contribution				8,049
Net cash provided by financing activities			(10,000)
8,049

Effect of exchange rate changes on cash			(743)	1,255

Net increase (decrease) in cash and cash equivalents
10,430	12,558
Cash and cash equivalents at beginning of period
45,077	69,292
Cash and cash equivalents at end of period			55,507
	$
81,850

See accompanying notes to unaudited interim financial statements.



1. Business and Organization

Financial Guaranty Insurance Company (the Company) is a wholly owned subsidiary of
FGIC Corporation (FGIC Corp.). The Company provides financial guaranty insurance
and other forms of credit enhancement for public finance and structured finance obligations. The Companys financial strength is rated Aaa by Moodys Investors
Service, Inc., AAA by Standard & Poors Rating Services, a division of
The McGrawHill Companies, Inc., and AAA by Fitch Ratings, Inc. The C ompany is licensed to engage to write financial guaranty insurance in all 50 s tates, the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Vi rgin Islands, and, through a branch, the United Kingdom. In addition, a United Kingdom subsidiary of the Company is authorized to write financial guaranty business in the United Kingdom and has passport rights to write business in other European Union member countries.

2. Basis of Presentation

The consolidated financial statements include the accounts of the Company and the accounts of all other entities in which the Company has a controll ing financial interest. All significant intercompany balances have been e liminated.

The accompanying unaudited interim consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP) for interim financial information. According ly, they do not include all of the information and footnotes required by G AAP for complete financial statements. In the opinion of management, all a djustments (consisting of normal recurring adjustments) considered necessa ry for fair presentation have been included. Operating results for the thr ee and ninemonth periods ended September 30, 2006 are not necessarily in dicative of results that may be expected for the year ending December 31, 2006. These unaudited interim consolidated financial statements should be read in conjunction with the audited consolidated financial statements f or the year ended December 31, 2005, including the accompanying notes.

Certain 2005 amounts have been reclassified to conform to the 2006 present ation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts repor ted in the financial statements and the accompanying notes. Actual results could differ from those estimates.





3. Accounting Standards

Review of Financial Guaranty Industry Accounting Practices

The Financial Accounting Standards Board (FASB) staff is in the process of drafting a pronouncement to address loss reserving, premium recogniti on and deferred acquisition costs in the financial guaranty industry. Cur rently, the financial guaranty industry accounts for financial guarantee insurance contracts under Statement of Financial Accounting Standards (S
FAS) No. 60, Accounting and Reporting by Insurance Enterprises, which wa s developed prior to the emergence of the financial guaranty industry. A s it does not specifically address financial guaranty contracts, there h as been diversity in the manner in which different financial guarantors a ccount for these contracts. The purpose of the pronouncement would be to provide authoritative guidance on the accounting for financial guaranty c ontracts issued by insurance companies that are not accounted for as deri vative contracts under SFAS No. 133, Accounting for Derivative Instrument s and Hedging Activities. When the FASB issues a final pronouncement, the
 Company, along with other companies in the financial guaranty industry, may be required to change certain aspects of accounting for loss reserves , premium income and deferred acquisition costs. It is not possible to pr edict the impact the FASBs pronouncement may have on the Companys accou nting practices.


Accounting for Uncertainty in Income Taxes

In June 2006, FASB issued FASB Interpretation (FIN) No. 48, Accounting for Uncertainty in Income Taxes (FIN 48), an interpretation of SFAS N




4. Premium Refundings

When an obligation insured by the Company is refunded prior to the end of the expected policy coverage period, any remaining unearned premium is r ecognized. A refunding occurs when an insured obligation is called or le gally defeased prior to the stated maturity. Premiums earned include $5, 833 and $10,210 for the three months ended September 30, 2006 and 2005, r espectively, and $28,598 and $46,166 for the nine months ended September 30, 2006 and 2005, respectively, related to the accelerated recognition o f unearned premiums in connection with refundings.


5. Loss and Loss Adjustment Expense Reserves

Loss reserves and loss adjustment expenses are regularly reviewed and upd ated based on claim payments and the results of surveillance. The Compan y conducts ongoing insured portfolio surveillance to identify impaired ob ligations and thereby provide a materially complete recognition of losses for each accounting period. The reserves are necessarily based upon est imates and subjective judgments about the outcomes of future events, and actual results will likely differ from these estimates. At September 30,
 2006, the Company had case reserves of $31,399, credit watchlist reserve s of $14,954 and an unallocated loss adjustment expense reserve of $1,347 .. At December 31, 2005, the Company had case reserves of $31,981, credit watchlist reserves of $21,484 and an unallocated loss adjustment expense reserve of $1,347.

Case reserves and credit watchlist reserves at September 30, 2006 include d $5,220 and $11,708, respectively, of estimated losses related to obliga tions impacted by Hurricane Katrina. Case reserves and credit watchlist reserves at December 31, 2005 included $8,511 and $13,322, respectively, of estimated losses related to obligations impacted by Hurricane Katrina.
  Given the unprecedented nature of the events and magnitude of damage in the affected areas related to Hurricane Katrina, the loss reserves were necessarily based upon estimates and subjective judgments about the outco mes of future events, including without limitation the amount and timing of any future federal and state aid. The loss reserves will likely be adj usted as additional information becomes available, and such adjustments m ay have a material impact on future results of operations. However, the C ompany believes that the losses ultimately incurred as result of Hurrican e Katrina will not have a material impact on the Companys consolidated f inancial position. Loss and loss adjustment expense includes expense rela ted to obligations impacted by Hurricane Katrina of $406 and $21,833 for the three months ended September 30, 2006 and 2005, respectively, and $10 8 and $21,833 for the nine months ended September 30, 2006 and 2005, resp ectively.


6. Income Taxes

The Companys federal effective corporate tax rates (24.96% and 20.09% for the three months ended September 30, 2006 and 2005, respectively, and 25. 04% and 24.45% for the nine months ended September 30, 2006 and 2005, resp ectively) are less than the statutory corporate tax of 35% due to permanen t differences between financial and taxable income, principally taxexempt interest.

7. Reinsurance

Net premiums earned are shown net of ceded premiums earned of $5,705 and $ 6,074 for the three months ended September 30, 2006 and 2005, respectively , and $21,176 and $17,712 for the nine months ended September 30, 2006 and
 2005, respectively.

8. Variable Interest Entities

Financial Interpretation No. 46, Consolidation of Variable Interest Entiti es (FIN 46R), provides accounting and disclosure rules for determining whether certain entities should be consolidated in the Companys consolida ted financial statements. An entity is subject to FIN 46R, and is called a variable interest entity (VIE), if it has (i) equity that is insuffici ent to permit the entity to finance its activities without additional subo rdinated financial support or (ii) equity investors that cannot make signi ficant decisions about the entitys operations or that do not absorb the m ajority of its expected losses or receive the majority of its expected res idual returns. A VIE must be consolidated by its primary beneficiary, whi ch is the party that has a majority of the VIEs expected losses or a majo rity of its expected residual returns, or both.

Additionally, FIN 46R requires disclosures for companies that have either a primary or significant variable interest in a VIE. All other entities n ot considered VIEs are evaluated for consolidation under SFAS No. 94, Cons olidation of all MajorityOwned Subsidiaries.

As part of its structured finance business, the Company insures debt oblig ations or certificates issued by special purpose entities. During the firs t quarter of 2006, the Company consolidated a third party VIE as a result of financial guarantees provided by the Company on one transaction related to the securitization of life insurance reserves. This third party VIE h ad assets of $750,000 and an equal amount of liabilities at September 30, 2006, which are shown under Assets Variable interest entity fixed matur ity securities, held to maturity at amortized cost and Liabilities Var iable interest entity floating rate notes, respectively, on the Companys consolidated balance sheet at September 30, 2006.

8. Variable Interest Entities (continued)

In addition, accrued investment income includes $1,113 related to the VIE s fixed income maturity securities, and the corresponding liability is sho wn under Accrued investment expensevariable interest entity on the Comp anys consolidated balance sheet at September 30, 2006. Although the thir d party VIE is included in the consolidated financial statements, its cred itors do not have recourse to the general assets of the Company outside of the financial guaranty policy provided to the VIE. The Company has evalua ted its other structured finance transactions and does not believe any of the third party entities involved in these transactions requires consolida tion or disclosure under FIN 46R.

The Company has arranged the issuance of contingent preferred trust securi ties by a group of special purpose trusts. Each Trust is solely responsibl e for its obligations, and has been established for the purpose of enterin g into a put agreement with The Company that obligates the Trusts, at The Companys discretion, to purchase Perpetual Preferred Stock of The Company .. The purpose of this arrangement is to provide capital support to The Com pany by allowing it to obtain immediate access to new capital at its sole discretion at any time through the exercise of the put options. These trus ts are considered VIEs under FIN 46R. However, the Company is not conside red a primary beneficiary and therefore is not required to consolidate the trusts.


9. Derivative Instruments

The Company provides credit default swaps (CDSs) to certain buyers of cr edit protection by entering into contracts that reference collateralized d ebt obligations from cash and synthetic structures backed by pools of corp orate, consumer or structured finance debt. It also offers credit protecti on on public finance and structured finance obligations in CDS form. The C ompany considers CDS agreements to be a normal extension of its financial guaranty insurance business, although they are considered derivatives for accounting purposes. These agreements are recorded at fair value. The Comp any believes that the most meaningful presentation of the financial statem ent impact of these derivatives is to reflect premiums as installments are received, and to record losses and loss adjustment expenses and changes i n fair value as incurred. The Company recorded net earned premiums under t hese agreements of $4,681 and $12,611 for the three and nine months ended September 30, 2006, respectively. The Company recorded net earned premium s under these agreements of $27 for the three and nine months ended Septem ber 30, 2005.

9. Derivative Instruments (continued)

The gains or losses recognized by recording these contracts at fair value are determined each quarter based on quoted market prices, if available. I f quoted market prices are not available, the determination of fair value is based on internally developed estimates. For the three and nine months ended September 30, 2006, net realized and unrealized gains on credit deri vative contracts in the consolidated statements of income include net unre alized gains (losses) of $1,110 and ($1,504), respectively, related to cha nges in fair value. Net realized and unrealized gains on credit derivativ e contracts in the consolidated statements of income also include realized gains of $0 and $1,843 for the three and nine months ended September 30, 2006, respectively. For the three and nine months ended September 30, 200 5, net realized and unrealized gains on credit derivative contracts in the consolidated statements of income include net unrealized gains of $272 re lated to changes in fair value.

The marktomarket gain and (loss) on the CDS portfolio was $169 and ($1,8
40) at September 30, 2006 and $545 and ($712) at December 31, 2005 and wer e recorded in other assets and in other liabilities, respectively.

10. Stock Compensation Plan

Employees of the Company may receive stockbased compensation under a FGIC
 Corp. stock incentive plan that provides for stockbased compensation, in cluding stock options, restricted stock awards and restricted stock units of FGIC Corp. Stock options are granted for a fixed number of shares with an exercise price equal to or greater than the fair value of the shares at the date of the grant. Restricted stock awards and restricted stock units are valued at the fair value of the stock on the grant date. Prior to Jan uary 1, 2006, FGIC Corp. and the Company accounted for those plans under t he recognition and measurement provisions of APB Opinion No. 25, Accountin g for Stock Issued to Employees, and related interpretations, as permitted by SFAS No. 123, Accounting for StockBased Compensation. No stockbased employee compensation cost related to stock options was allocated to the
Company by FGIC Corp. for the sixmonth period ended June 30, 2005, as all options granted through that date had an exercise price equal to the mark et value of the underlying common stock on the date of grant. For grants o f restricted stock and restricted stock units to the employees of the Comp any, unearned compensation, equivalent to the fair value of the shares at the date of grant, is allocated to the Company.

10. Stock Compensation Plan (continued)

Effective January 1, 2006, FGIC Corp. and the Company adopted the fair va lue recognition provisions of SFAS No. 123(R), ShareBased Payment, using the modifiedprospectivetransition method. Under that method, compensa tion cost allocated to the Company for the three and sixmonth periods e nded June 30, 2006 included compensation cost for all sharebased payment s granted prior to, but not yet vested as of, January 1, 2006, based on t he grant date fair value estimated in accordance with SFAS No. 123(R). FG IC Corp. and the Company estimated the fair value for all stock options a t the date of grant using the BlackScholesMerton option pricing model. Results for prior periods have not been restated.

As a result of adopting SFAS No. 123(R) effective January 1, 2006, the Co mpanys income before income taxes and net income for the three and nine month periods ended September 30, 2006 was impacted as follows:


	Three months ended
September 30, 2006	Nine months ended
September 30, 2006
 Income before income taxes		$	(1,566)		$
(4,457)

Income tax benefit			547			1,559

Net income		$	(1,019)		$	(2,898)

The following table illustrates the effect on net income if the Company had applied the fair value recognition provisions of SFAS No. 123(R) to stock options granted during the three and ninemonth periods ended Sep tember 30, 2005. For purposes of this pro forma disclosure, the value o f the stock options is amortized to expense over the stock options vest ing periods.

	Three months ended
September  30, 2005	Nine months ended
September 30, 2005
Net income, as reported		$	35,357		$	140,839

Stock option compensation expense determined under fair valuebased meth
od, net of related tax effects			(566)
(1,595)

Pro forma net income                               		$
34,791		$	139,244


10. Stock Compensation Plan (continued)

A summary of option activity for the ninemonth period ended September 3 0, 2006 is as follows:


Number of Shares Subject to Options 	Weighted Average Exercise Price
per Share

Balance at December 31, 2005:			139,422		 $
804
Granted			38,113			850
Exercised			?			?
Forfeited				(6,116)			776
Expired			?			?
Balance at September 30, 2006:		171,419		$	815
Shares subject to options exercisable at:
September 30, 2006
December 31, 2005

		49,204
		42,630	 	$	 819
	$	840

Exercise prices for the stock options outstanding at September 30, 2006 range from $600 to $1,080 per share. At September 30, 2006, the weight ed average remaining contractual life of the outstanding options was ap proximately seven years. Stock options granted from January 1, 2006 thr ough September 30, 2006 vest ratably over four years and expire seven y ears from the date of grant. All stock options granted prior to Decembe r 31, 2005 vest ratably over five years and expire ten years from the d ate of grant.

The weighted per share fair value of the stock options granted during t he nine months ended September 30, 2006 and 2005 was $238.00 and $211.9 4, respectively, estimated at the date of grant, using the BlackSchole sMerton option valuation model based on the following assumptions:


	Nine months ended September 30,  2006	Nine months ended
September  30, 2005
Expected life			4 Years		5 Years
Riskfree interest rate			4.46%		3.691%
Volatility factor			25.0%		25.0%
Dividend yield			?		?

10. Stock Compensation Plan (continued)

The total fair value of stock options granted during the nine months end ed September 30, 2006 and 2005 was approximately $9,071 and $5,733, resp ectively.

As of September 30, 2006, there was $7,154 of total unrecognized compensa tion costs related to unvested stock options granted. These costs are ex pected to be recognized over a weighted average period of 3.58 years.

Restricted Stock Units

The Company recorded $239 in compensation expense related to the grant of restricted stock units for the threemonth period ended September 30, 20 06 and no expense for the threemonth period ended September 30, 2005, an d $639 and $45 for the ninemonth periods ended September 30, 2006 and 20 05, respectively.

A summary of restricted stock units is as follows:

	Shares	Weighted
Average Grant
 Date Fair Value
Balance at December 31, 2005:	   237		$ 	 617
Granted	3,275				 850
Delivered	(237)				 617
Forfeited	(213)				850
Balance at September 30, 2006:	3,062		$		850


As of September 30, 2006 there was $1,691 of total unrecognized compensa tion costs related to unvested restricted stock awards granted. These c osts are expected to be recognized monthly through January 31, 2009.



11. Comprehensive Income

Accumulated other comprehensive loss of the Company consists of net unreal ized gains (losses) on investment securities and foreign currency translat ion adjustments. The components of total comprehensive income (loss) for the three and sixmonth periods ended September 30, 2006 and 2005 were as follows:

	Three Months Ended
September 30,
	2006	2005
Net income		$	63,563		$	39,407
Other comprehensive gain (loss) income 	55,555	(30,529)
Total comprehensive income		$	119,118	   $   	8,878


	Nine Months Ended
September 30,
	2006	2005
Net income		$	189,484		$	152,705
Other comprehensive gain (loss)	16,741	(23,548)
Total comprehensive income		$	206,225	   $   129,157

The components of other comprehensive loss for the three and sixmonth p eriods ended September 30, 2006 and 2005 were as follows:


	Three Months Ended September 30, 2006
	Before
	Tax		Net of Tax
	Amount	Tax	Amount

Unrealized holding gains arising during the period	$
83,621		$	(29,267)	$		54,354
Less reclassification adjustment for losses realized
in net income			4			(2)
	2
Unrealized gains investments			83,625
(29,269)			54,356
Foreign currency translation adjustment			1,847
	(648)			1,199
Total other comprehensive gain		$	85,472		$
(29,917)		$	55,555







11. Comprehensive Income (continued)

	Three months ended September 30, 2005
	Before
Tax Amount	Tax	Net of Tax
Amount
Unrealized holding losses arising during the period	$
	(43,713)	$		15,299	$
(28,414)
Less reclassification adjustment for losses realized
in net income			8			(3)
		5
Unrealized losses on investments			(43,705)
			15,296			(28,409)
Foreign currency translation adjustment			(3,263)
		1,143			(2,120)
Total other comprehensive loss	$		(46,968)	$
		16,439	$		(30,529)

	Nine Months Ended September 30, 2006
	Before
	Tax		Net of Tax
	Amount	Tax	Amount

Unrealized holding gains arising during the period	$
18,718		$	(6,551)		$	12,167
Less reclassification adjustment for losses realized
in net income			15			(6)
	9
Unrealized gains on investments			18,733
(6,557)			12,176
Foreign currency translation adjustment			7,025
	(2,460)			4,565
Total other comprehensive gain		$	25,758
(9,017)		$	16,741


	Nine months ended September 30, 2005
	Before
Tax Amount	Tax	Net of Tax
Amount

Unrealized holding losses arising during the period	$
	(27,881)	$		9,759	$		(18,122)
Less reclassification adjustment for gains realized
in net income			(110)			38
	(72)
Unrealized losses on investments			(27,991)
		9,797			(18,194)
Foreign currency translation adjustment			(8,237)
	2,883			(5,354)
Total other comprehensive loss	$		(36,228)	$
	12,680	$		(23,548)

12.  Dividend

During the ninemonth period ended September 30, 2006, the Company declared and paid a dividend on its common stock in the aggregate amount of $10,000 .. The dividend was paid on July 5, 2006 to FGIC Corp., the Companys sole stockholder. The dividend was permissible under and computed in accordance with New York State law.